SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Subject line: PLEASE help us get enough Dearborn Rising Dividend mutual fund proxy votes.

Dear Friends,

We need your help.

As a result of your interest and trust in our strategy—for which we are truly grateful—my co-portfolio manager, Mike Andelman; our director of sales, Rick Seitz; and I are buying Dearborn from the founding partners. The founders started Dearborn in 1997 and they’re now ready to spend more of their time on golf courses, etc.

The Securities Exchange Act of 1934 requires a proxy vote for our change of control by investors in our Dearborn Rising Dividend mutual fund. We are hoping that everyone will vote YES. As one advisor told me that he is telling his clients:  Carol is eating even more of her own cooking! (FYI, I provided the seed money to launch our mutual fund, as well as our two separately managed accounts.)

We would not bother you if we knew who the investors are in our mutual fund, but we do not know. My business plan has always been to work with advisors who have the relationships with their clients. So, we are hoping that all of our advisor partners will please contact their clients who are invested in our mutual fund and encourage them to please vote and vote YES. I think that investors respond best to the advisors who have carefully cultivated the relationship. So, we would greatly appreciate any help you can provide.

To date, proxy voting is overwhelmingly “in favor” of the proposal. However, since July 28 when proxy materials and ballots were first sent out, only about 40% of outstanding shares have been voted. Fifty percent must be voted “in favor” in order for this change of control to go through.

Mutual fund shareholders are generally apathetic toward proxy voting. Any of your clients who have not yet voted have likely discarded their proxy ballot. A duplicate ballot along with a letter to shareholders who have yet to vote will be sent out this week. A proxy solicitation firm has been calling all investors who have not yet voted. We know that repeatedly receiving such calls is a nuisance, but they are necessary until each investor votes and we get to 50%.

It is very easy to vote. There is only one item on the ballot. If voting electronically, investors need the control number included with the proxy material.

If you have already contacted your mutual fund clients, we sincerely thank you and apologize for the repetition of this message. But if you haven’t contacted your clients, please help us by notifying your clients today of this very important matter. We hope everyone will please vote YES right away.

Here are more details about how to vote.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders.  That document can be found at proxyonline.com/docs/dearbornpartners.pdf.  If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-967-0271 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.

Your vote is important no matter how many shares you own. Voting your shares soon will help us to avoid additional costly follow-up efforts.  Please cast your vote using one of the methods below.

1.
Vote by Phone. Call one of our proxy specialists toll-free at 1-800-967-0271, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s).

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your time and your support of the Dearborn Partners Rising Dividend Fund. My team and I truly appreciate your partnership and promise to continue to work hard to try to bring you and your clients lots of rising dividends.

Sincerely,

Carol

Carol M. Lippman, CFA
Managing Director, Portfolio Manager

NOTICE OF MEETING
ADJOURNMENT

September 18, 2017

Dear Valued Shareholder,

The 2017 special meeting of shareholders of your Fund, the Dearborn Partners Rising Dividend Fund, has adjourned to provide shareholders who have yet to cast their important proxy vote with more time to do so.  Our records indicate that you are among the shareholders who have yet to cast their proxy vote.

Please help us to avoid any further delay to the transition of ownership of the Fund.  We greatly need your proxy vote to proceed with this important matter.

The adjourned meeting will be held on October 13th.   Please help us by taking a moment to cast a vote for your shares today.  Thank you for your time and your support of the Dearborn Partners Rising Dividend Fund.

Sincerely,

Carol M. Lippman, CFA
Managing Director, Portfolio Manager

CONVENIENT VOTING METHODS:

1.
Vote by Phone. Call one of our proxy specialists toll-free at 1-800-967-0271, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s) enclosed with this letter.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders.  That document can be found at proxyonline.com/docs/dearbornpartners.pdf.  If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-967-0271 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.

TRUST FOR PROFESSIONAL MANAGERS P.O. BOX 701, 615 EAST MICHIGAN STREET, 2ND FLOOR MILWAUKEE, WISCONSIN 53202

NOTICE OF MEETING
ADJOURNMENT

September 18, 2017

Dear Valued Shareholder,

The 2017 special meeting of shareholders of your Fund, the Dearborn Partners Rising Dividend Fund, has adjourned to provide shareholders who have yet to cast their important proxy vote with more time to do so.  Our records indicate that you are among the shareholders who have yet to cast their proxy vote.

Please help us to avoid any further delay to the transition of ownership of the Fund.  We greatly need your proxy vote to proceed with this important matter.

The adjourned meeting will be held on October 13th.   Please help us by taking a moment to cast a vote for your shares today.  Thank you for your time and your support of the Dearborn Partners Rising Dividend Fund.

Sincerely,

Carol M. Lippman, CFA
Managing Director, Portfolio Manager

CONVENIENT VOTING METHODS:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders.  That document can be found at proxyonline.com/docs/dearbornpartners.pdf.  If you have any proxy related questions, please call 1-800-967-0271 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.

TRUST FOR PROFESSIONAL MANAGERS P.O. BOX 701, 615 EAST MICHIGAN STREET, 2ND FLOOR MILWAUKEE, WISCONSIN 53202